              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2005

                     NAVISTAR FINANCIAL 2004-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            333-67112-06                               51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

            On March 15, 2005, the Registrant made available the
            Monthly Servicer Certificate for the Period of February 2005
            for the NAVISTAR FINANCIAL 2004-B OWNER TRUST,  which  is
            attached as Exhibit 20 hereto.

Item 9.01   Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2004-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  March 28, 2005                     By:/s/ PAUL E. MARTIN
-----------------------                          --------------------------
                                                 Paul E. Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2004-B Owner Trust
               Monthly Servicer Certificate #4, dated March 15, 2005

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                                   EXHIBIT 20

                   Navistar Financial 2004 - B Owner Trust
                        For the Month of February 2005
                     Distribution Date of March 15, 2005
                          Servicer Certificate  #4

Original Pool Amount                                           $398,463,516.43
Subsequent Receivables (transferred 11/17/04)                  $148,829,668.80
Subsequent Receivables (transferred 12/17/04)                  $151,771,733.07
Subsequent Receivables (transferred 01/18/05)                   $50,934,291.61
Beginning Pool Balance                                         $686,843,337.72
Beginning Pool Factor                                                0.9157921

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)         $18,442,209.39
     Interest Collected                                          $3,990,547.66
     Mandatory Prepayments                                               $0.00
Additional Deposits:

     Repurchase Amounts                                                  $0.00

     Liquidation Proceeds / Recoveries                                   $0.00
Total Additional Deposits                                                $0.00

Repos / Chargeoffs                                                 $190,472.99
Aggregate Number of Notes Charged Off                                       21

Total Available Funds                                           $22,432,757.05

Ending Pool Balance                                            $668,210,655.34
Ending Pool Factor                                                   0.8909485

Servicing Fee                                                      $572,369.45
     memo: Servicer will allocate $1,500.00 of
           Servicing Fee as Administration Fee
Repayment of Servicer Advances                                           $0.00
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Memo Item - Reserve Account:
     Prior Month Balance                                        $20,605,300.13
     Invest. Income                                                 $37,876.01
     Excess Service                                              $1,488,388.56
     Transfer (to)Collections Acct                                       $0.00
                                                             -----------------
Beginning Balance                                               $22,131,564.70
--------------------------------------------------------------------------------

Reserve Account:
     Beginning Balance  (see Memo Item)                         $22,131,564.70
     Target Percentage                                                   3.00%
     Target Balance                                             $20,046,319.66
     Specified Yield Supplement Amount                                   $0.00
     Specified Yield Supplement Amount                                   $0.00
     Specified Reserve Account Balance                          $20,046,319.66
     Minimum Balance                                            $14,999,984.20
     (Release) / Deposit                                        ($2,085,245.04)
     Ending Balance                                             $20,046,319.66
-------------------------------------------------------------------------------
Current Weighted Average APR:                                           7.049%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                        48.66
-------------------------------------------------------------------------------
Delinquencies                                                          Dollars    Notes
                             Installments: 1 - 30 days            3,307,546.01    3,501
                                           31 - 60 days             564,270.98      571
                                           60+  days                 74,995.85       62

                                    Total:                        3,946,812.84    3,502
                                 Balances: 60+  days              2,346,430.92       62

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Navistar Financial 2004 - B Owner Trust
For the Month of February 2005
                                                                      NOTES                               CLASS B        CLASS C
                           TOTAL        CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4        NOTES          NOTES
                      $750,000,000.00 $113,000,000.00 $240,000,000.00 $183,000,000.00 $169,000,000.00 $26,250,000.00 $18,750,000.00
Original Pool Amount

Distributions:
      Distribution Percentages  1              100.00%           0.00%           0.00%           0.00%          0.00%          0.00%

      Coupon                                   2.2000%         2.7200%         3.1300%         3.5300%        3.3900%        3.9300%

Beginning Pool Bal    $686,843,337.72
Ending Pool Balance   $668,210,655.34

Collected Principal    $18,442,209.39
Collected Interest      $3,990,547.66
Charge - Offs             $190,472.99
Liquidation
     Proceeds/Recoveries        $0.00

Servicing &
     Administration Fee   $572,369.45
Investment Earnings
     from Pre-Funding Acct      $0.00
Cash Transfer from
     Negative Carry Acct        $0.00
Cash Transfer from
     Pre-Funding Acct.          $0.00
Cash Transfer from
     Reserve Account            $0.00
Total Collections Avail
     for Debt Svc      $21,860,387.60

Beginning Balance     $686,843,337.72  $49,843,337.72 $240,000,000.00 $183,000,000.00 $169,000,000.00 $26,250,000.00 $18,750,000.00

Interest Due 2          $1,739,316.66      $85,287.49     $544,000.00     $477,325.00     $497,141.67     $74,156.25     $61,406.25
Interest Paid           $1,739,316.66      $85,287.49     $544,000.00     $477,325.00     $497,141.67     $74,156.25     $61,406.25
Principal Due          $18,632,682.38  $18,632,682.38           $0.00           $0.00           $0.00          $0.00          $0.00
Mandatory Prepayments
    Class A-1 only              $0.00           $0.00
Principal Paid         $18,632,682.38  $18,632,682.38           $0.00           $0.00           $0.00          $0.00          $0.00

Ending Balance        $668,210,655.34  $31,210,655.34 $240,000,000.00 $183,000,000.00 $169,000,000.00 $26,250,000.00 $18,750,000.00
Note/Certificate Pool Factor
  (Ending Balance/Original Pool Amt)        0.2762005       1.0000000       1.0000000       1.0000000      1.0000000      1.0000000

Total Distributions    $20,371,999.04  $18,717,969.87     $544,000.00     $477,325.00     $497,141.67     $74,156.25     $61,406.25

Interest Shortfall              $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall             $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall            $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing
     (see Memo Item-
          Reserve Acct  $1,488,388.56

Beginning Reserve
     Acct Balance      $22,131,564.70
(Release)/Draw         ($2,085,245.04)
Ending Reserve
     Acct Balance      $20,046,319.66

1) (a) 100% to the Class A-1 Notes until the Class A-1 Notes are paid in full.  (b) 94.00% of any amount remaining after the application of funds in clause (a) to the remaining Class A Notes sequentially until the Class A Notes are paid in full.
   (c) 58.33% of any amount remaining after the application of funds in clauses (a) and  (b) to the Class B Notes until the Class B
   Notes are paid in full.  (d) Any amount remaining after the application of funds in clauses (a), (b) and (c) to the Class C Notes until the Class C Notes are paid in full.
2) Class A-1  Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest for first settlement based off 28 days, from 11/17/04 to, but excluding, 12/15/04.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
=======================================================
Memo Item - Advances:
   Servicer Advances - Current Month        $790,843.10
   Total Outstanding Servicer Advances    $3,238,167.40
=======================================================

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Navistar Financial 2004 - B Owner Trust
For the Month of February 2005

Trigger EventsA)  Loss Trigger
              B)  Delinquency Trigger
              C)  Noteholders Percent Trigger

                                      5                4                  3              2                1                0
                                    Sep-04          Oct-04              Nov-04         Dec-04           Jan-05           Feb-05

Remaining Gross Balance                  N/A            N/A       $441,897,747.66  $590,821,805.36  $740,229,491.93 $778,695,303.30

A)   Loss Trigger:
Principal of Contracts Charged Off       N/A            N/A            $42,639.97      $176,479.01      $166,381.74     $190,472.99

Recoveries                               N/A            N/A                 $0.00          $500.84       $17,760.23           $0.00

Total Charged Off (Months 5, 4, 3)       N/A
Total Recoveries (Months 3, 2, 1)       $18,261.07
                                    ---------------
Net Loss/(Recoveries) for 3 Mos          N/A (a)

Total Balance (Months 5, 4, 3)     $441,897,747.66(b)

Loss Ratio Annualized  [(a/b)*(12)]         0.0000%

Trigger:  Is Ratio > 1.5%                     No
                                                                                      Dec-04           Jan-05           Feb-05
B)   Delinquency Trigger:                                                         $1,696,521.00    $1,478,167.43    $2,346,430.92
     Balance delinquency 60+ days                                                       0.28715%         0.19969%         0.30133%
     As % of Beginning Pool Balance                                                         N/A          0.19703%         0.26272%
     Three Month Average

     Trigger:  Is Average > 2.0%              No

C)   Noteholders Percent Trigger:         2.6728
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                   No

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Navistar Financial 2004 - B Owner Trust
For the Period 1/18/05 through 2/15/05

Pre-Funding Account:

       Beginning Balance 1/18/05                                 $50,935,081.70
       Plus: Investment Earnings                                     $73,866.25
       Less: 1/18/05 Transfer to Seller                          $50,934,291.61
       Less: Investment Earnings to Collection Account               $73,866.25
                                                                 --------------
       Ending Balance 2/15/05                                           $790.09

       Less: 2/14/05 transfer to Collections Account                    $790.09
       (Mandatory pre-payment to Class A-1)
       Ending Balance 2/15/05                                             $0.00

Negative Carry Account:

       Beginning Balance 1/18/05                                    $280,597.68
       Plus: Investment Earnings                                      $3,257.31
       Less: 2/14/05 Negative Carry Amount to Collections Account         $0.00
       Less: Investment Earnings Distributed to Seller                $3,257.31
                                                                 --------------
       Subtotal                                                     $280,597.68
       Less: Required Negative Carry Account Balance                      $0.00
                                                                 --------------
       Subtotal: Excess over the Required Negative Carry Acct Bal   $280,597.68
       Less:  Excess released to Seller on 2/15/05                  $280,597.68

       Ending Account Balance 2/15/05                                     $0.00

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